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                                                                   EXHIBIT 10.31

                             SUBSCRIPTION AGREEMENT



                                                               December 10, 2002

JAG Media Holdings, Inc.
6865 S.W. 18th Street, Suite B13
Boca Raton, FL 33433
Attention:  Board of Directors

Dear Sirs:

                  1. The undersigned (the "Purchaser") hereby offers to subscribe to 1,136,364 shares (the "Shares") of Class A common stock, par value $0.00001 per share, of JAG Media Holdings, Inc., a Nevada corporation (the "Company"), and pay therefore a total consideration of $500,000.00. It is understood that the Company will deliver to the Purchaser a certificate for the Shares against payment to the Company of the purchase price thereof.

                  2. The Purchaser hereby represents and warrants to the Company that it is acquiring the Shares solely for its own account for investment, and not as a nominee for any other party, and not with a view to the distribution thereof or with any present intention of selling any thereof. The Purchaser acknowledges that it has been informed by the Company that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser also acknowledges that it is fully aware of the restrictions on disposing of the Shares resulting from the provisions of the Securities Act and the General Rules and Regulations of the Securities and Exchange Commission thereunder (including, without limitation, Rule 144). The Purchaser hereby confirms and acknowledges that it will not offer, sell or otherwise dispose of any of the Shares except under circumstances that will not result in a violation of the Securities Act or any applicable state securities laws. Further, the Purchaser acknowledges (i) that the purchase of the Shares is a long term investment and (ii) that the Purchaser must bear the economic risk of the investment for an indefinite period of time because the Shares have not been registered under the Securities Act or any state securities laws and that the Purchaser's financial condition is such that it is not likely that it will be necessary to dispose of any of the Shares in the foreseeable future.

                  3. The Purchaser hereby agrees that it will not sell, transfer, pledge or otherwise dispose of any of the Shares except pursuant to an effective registration statement under the Securities Act, or upon receipt by the Company of an opinion of counsel to the Purchaser reasonably satisfactory to the Company or, if agreed by the Board of Directors of the Company, counsel to the Company, or a no-action letter from the Securities and Exchange Commission addressed to the Company, to the effect that no registration statement is required because of the availability of an exemption from registration under the Securities Act.

                  4. The Purchaser has such experience and knowledge in financial and business matters to be capable of evaluating the merits and risks of the investment contemplated hereby and has reviewed the merits of such investment with tax and legal counsel and other advisors to the extent deemed advisable. The Purchaser has been given the opportunity to ask questions of, and receive answers from, JAG Media Holdings, Inc. concerning the investment and to obtain any additional information the Purchaser deemed necessary. The Purchaser is an "accredited investor" as defined in Rule 501 under the Securities Act.

                  5. You represent that you have not dealt with any finders, placement agents or brokers of any kind in connection with this matter, other than RMC1 Capital Markets, Inc.

                  6. By acknowledgement of this letter below, the Company hereby agrees that it will undertake to register the Shares issuable hereunder on a Registration Statement to be selected by the Company within 90 calendar days of the date hereof. The Company will enter appropriate stop-transfer orders on any register or records maintained by or on behalf of the Company with respect to the Shares to insure that the Shares are not transferred except in accordance with this letter.

                  7. The Purchaser is a limited liability company organized under the laws of the State of Florida.

                  8. The Company makes no representations or warranties whatsoever, whether express or implied, hereunder.



                                Very truly yours,

                                BAY POINT INVESTMENT PARTNERS LLC



                                By: /s/ Richard Meiman
                                    ----------------------------
                                    Name: Richard Meiman
                                    Title:  Manager

                                Address: c/o Law Offices of Stewart Merkin
                                         444 Brickell Avenue, Suite 300
                                         Miami, FL 33131

ACCEPTED:
JAG MEDIA HOLDINGS, INC.


By:   /s/Gary Valinoti
      ----------------
         Name:  Gary Valinoti
         Title:  President & CEO